SCHEDULE 14C INFORMATION
     Proxy Statement Pursuant to Section 14(c) of the Securities Act of 1934


(Mark One)
Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]    Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Information Statement
[ ]    Definitive Additional Materials

                                  DEMATCO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
               (Formerly known as ADVANCED MEDIA TRAINING, INC.)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[_] Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.
         (a) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------
         (b)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         (c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filings fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         (d)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         (e)      Total fee paid:

                  --------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Action Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)     Amount Previously Paid: ________________________________________
         2)     Form, Schedule or Registration Statement No.:___________________
         3)     Filing Party: __________________________________________________
         4)     Date Filed: ____________________________________________________


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                                  DEMATCO, INC.

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER
                              --------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                 YOU ARE NOT BEING REQUESTED TO SEND US A PROXY

                                  INTRODUCTION

         This information statement ("Information Statement") will be mailed on or about March 9, 2007, to the shareholders of record as of January 31, 2007, of Dematco, Inc. a Delaware corporation (formerly known as Advanced Media Training, Inc.) (the "Company") in connection with action taken by the Company pursuant to the written consent of a majority of the shareholders of the Company on December 29, 2006 ("Written Consent").

         There will not be a meeting of stockholders and none is required under the Delaware General Corporation Law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. Under Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

                 THIS IS NOT A NOTICE OF MEETING OF SHAREHOLDERS
                    AND NO SHAREHOLDERS' MEETING WILL BE HELD
                     TO CONSIDER ANY MATTER DESCRIBED HEREIN

                                  DEMATCO, INC.
                          17337 Ventura Blvd., Ste. 208
                            Encino, California 91316
                                 (818) 759-1876

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER

         To the stockholders of DEMATCO, INC.:

         NOTICE IS HEREBY GIVEN that the following action was taken by the Company pursuant to a Written Consent of the Majority Shareholders of DEMATCO, INC. The action taken consists of:


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


         The amendment of the Company's Certificate of Incorporation to change the name of the Company to "DEMATCO, INC."

         The Certificate of Amendment was filed with the Delaware Secretary of State on January 25, 2007.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock of the Company held of record by such persons and will reimburse such brokers and other custodians for out-of-pocket expenses incurred in forwarding such material. The Board of Directors has established the close of business on January 31, 2007, as the record date (the "Record Date") for the determination of stockholders entitled to notice of the action taken pursuant to the Written Consent.

                                  By Order of the Board of Directors


                                  /s/ Robert Stevens
                                  ---------------------------------------
                                  Robert Stevens, Chief Executive Officer
Encino, California
March 9, 2007

                               GENERAL INFORMATION

PRIOR REVIEW

         Although copies of this Information Statement have been filed with and examined by the Securities and Exchange Commission ("Commission"), such filing and examination by the Commission does not represent and shall not be deemed to be a finding that the materials are accurate or complete or not false or misleading. Nor does it mean that the Commission has passed upon the merits of or approved any statement contained in the materials or any matter which was taken by the Written Consent. No representation to the contrary has been made or should be implied. Any representation to the contrary is a criminal offense.

NO FALSE OR MISLEADING STATEMENTS

         To the best of the Company's knowledge, all statements made and contained herein are true at the time made and in the light of the circumstances under which they are being made and are not false or misleading with respect to any material fact or otherwise omit any material fact necessary to make the statements herein not false or misleading or to correct any prior statements.


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


ITEM 1 TO SCHEDULE 14C, INFORMATION REQUIRED BY SCHEDULE 14A

ITEM 1 TO 14A, DATE, TIME AND PLACE INFORMATION

         (a) The date of the consent to the action reported was December 29, 2006. The mailing address for the Company is 17337 Ventura Boulevard, Suite 208 Encino, CA 91316.

         (b) This Information Statement will be mailed on or about March 9, 2007, to the shareholders of record as of January 31, 2007, of the Company.

         (c) N/A

ITEM 2 TO 14A, REVOCABILITY OF PROXY    N/A

ITEM 3 TO 14A, DISSENTER'S RIGHT OF APPRAISAL

         There are no appraisal rights regarding any matter to be acted upon.

ITEM 4 TO 14A, PERSONS MAKING SOLICITATION     N/A

ITEM 5 TO 14A, INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON    N/A

ITEM 6 TO 14A, VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the close of business on January 31, 2007 (the "Record Date"), the Company's authorized capitalization consisted of Two Hundred Million (200,000,000) shares of common stock, par value $.001 per share. As of the record date, there were One Hundred Sixteen Million Seven Hundred Fifty Three Thousand Five Hundred Twenty Four (116,753,524) shares of common stock of the Company issued and outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles its holder to one vote on each mater submitted to the Shareholder.

         The ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, named executive officers, and the executive officers and directors as a group are entitled to vote was One Hundred Five Million Four Hundred Eighteen Thousand (105,418,000) shares of the issued and outstanding common stock, or approximately Ninety percent (90%) of the shares entitled to vote.

ITEMS 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 & 18, TO 14A      N/A


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ITEM 19, AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

         On December 29, 2006, the Company's shareholders adopted a resolution authorizing the Company's Board of Directors and Officers to amend the Company 's Certificate of Incorporation (or charter) changing the name of the Company from Advanced Media Training, Inc. to DEMATCO, INC. A Certificate of Amendment to Certificate of Incorporation changing the Company's name to DEMATCO, INC. was filed with the Delaware Secretary of State on January 25, 2007.

ITEM 20, 21 & 22      N/A

ITEM 2 TO SCHEDULE 14C, STATEMENT THAT PROXIES ARE NOT SOLICITED

         We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

ITEM 3 TO SCHEDULE 14C, INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

         The following table sets forth information as of January 31, 2007, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 208, Encino, California 91316.

                                                                PERCENTAGE OF
NAME AND ADDRESS                      NUMBER OF SHARES          OWNERSHIP (1)
----------------                      ----------------          -------------

YOUNG FAMILY TRUST (2)                    6,034,000                  5.2%
17337 Ventura Blvd., Ste. 208
Encino, CA 91316


WORLDWIDE VENTURE
CAPITAL CORP                              5,884,000                    5%
1847 Collier Parkway
Lutz, Florida 33549

ROBERT STEVENS                           27,530,000                 23.5%
1 Mark Road
Hemel Hemstead
Herts, England HP 27 BN


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


TERENCE PHILIP RAMSDEN                   56,470,000                 48.3%
1 Mark Road
Hemel Hemstead
Herts, England HP 27 BN

OVAL ISLAND LIMITED                         500,000                   .4%
5 Secretaries Lane
Gibraltar

DLEW INVESTMENTS LIMITED                  4,000,000                  3.4%
26 Ardlea Downs
Dublin 1Y
Ireland

GLOBAL CONSULTING &
MARKETING CORPORATION                     5,000,000                  4.3%
26 Ardlea Downs
Dublin 1Y
Ireland

All officers and directors
as a group (1 person,
Mr.  Stevens, Director & Chief
Executive Officer)                       27,530,000                 23.5%

TOTAL                                   105,418,000                 90.3%

--------------------------------------------------------------------------------
(1)      Based upon a total number of 116,753,524 shares issued and outstanding.

(2) Buddy Young and his wife, Rebecca are co-trustees and beneficiaries of the Young Family Trust. Also, Mr. Young resigned his positions as a Director and the Chief Executive Officer of the Company on December 11, 2006.

ITEM 4 TO SCHEDULE 14C, PROPOSALS BY SECURITY HOLDERS

         None of the Company's security holders has submitted any proposals to the Company.

ITEM 5 TO SCHEDULE 14C, DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         Each security holder, as of the Record Date, will be sent a copy of this Information Statement, even if sharing an address with another security holder.


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


         The Company's current office is 17337 Ventura Blvd., Ste. 208, Encino, CA 91316. The phone number is (818) 759-1876. Any security holder who wishes to notify the Company of that security holder's desire to continue to receive a separate Information Statement or to receive a single Information Statement at an address shared by multiple security holders may contact the Company at its address and/or phone number with such request.



                                         By Order of the Board of Directors


                                         /s/ Robert Stevens
                                         ---------------------------------------
                                         ROBERT STEVENS, Chief Executive Officer

Encino, California
March 9, 2007


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